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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) - April 28, 2000

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

TENNESSEE                               000-4491             62-0803242
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


                          165 MADISON AVENUE
                          MEMPHIS, TENNESSEE                       38103
               (Address of Principal Executive Office)           (Zip Code)

Registrant's telephone number, including area code - (901) 523-4444


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ITEM 5.  OTHER EVENTS.

         On May 1, 2000 the Company announced the sale of the HomeBanc Mortgage Corporation division of its subsidiary, First Horizon Home Loan Corporation. A copy of the press release discussing the sale, which is attached as Exhibit 99, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             The following exhibits are filed herewith:

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         Exhibit Number             Description
       ------------------           ---------------------------------------
             99                     Press Release, dated May 1, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST TENNESSEE NATIONAL CORPORATION

Date: May 2, 2000               By:  /s/ ELBERT L. THOMAS, JR.
                                     -------------------------------------------
                                     Name: Elbert L. Thomas, Jr.
                                     Title: Executive Vice President and
                                     Chief Financial Officer


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                                  EXHIBIT INDEX

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Exhibit
Number                Description
-------               ---------------------------------------------------
99                    Press Release, dated May 1, 2000.

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